UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2023

10X CAPITAL VENTURE ACQUISITION CORP. II
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40722	98-1594494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center, 85th Floor
New York, New York	10007
(Address of principal executive offices)	(Zip Code)

(212) 257-0069
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-third of one redeemable warrant	VCXAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	VCXA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VCXAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 5, 2023, 10X Capital Venture Acquisition Corp. II (“10X II”), convened an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) held in connection with 10X II’s previously announced business combination pursuant to the Agreement and Plan of Merger, dated as of November 2, 2022 (as amended from time to time the “Merger Agreement”), by and among 10X II, 10X AA Merger Sub, Inc., a Delaware corporation and African Agriculture, Inc., a Delaware corporation (“AFRAG”), pursuant to which, among other things, following the de-registration of 10X II as an exempted company in the Cayman Islands and the continuation and domestication of 10X II as a corporation in the State of Delaware at least one day prior (the “Domestication”), Merger Sub will merge with and into AFRAG, with AFRAG being the surviving company (the “Business Combination”). Following the Domestication, 10X II will change its name to “African Agriculture Holdings Inc.” (“AFRAG PubCo”). Each proposal voted on at the Extraordinary General Meeting is described in detail in 10X II’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on November 8, 2023.

As of the close of business on October 13, 2023, the record date for the Extraordinary General Meeting, there were 9,441,220 ordinary shares (the “Ordinary Shares”), outstanding, each of which was entitled to one vote with respect to each proposal. A total of 7,756,246 Ordinary Shares, representing approximately 82% of the outstanding Ordinary Shares entitled to vote, were present in person or by proxy, constituting a quorum.

The voting results for the proposals voted on at the Extraordinary General Meeting are set forth below:

1. The Business Combination Proposal – To approve and adopt the Merger Agreement and the transactions contemplated thereby.

For	Against	Abstain
7,742,662	13,584	0

2. The Domestication Proposal – To approve and authorize the Domestication pursuant to 10X II’s Second Amended and Restated Memorandum and Articles of Association (the “Existing Governing Documents”).

For	Against	Abstain
7,742,661	13,285	300

3. The Charter Amendment Proposal – To approve and authorize the amendment and restatement of the Existing Governing Documents by their deletion and replacement with the proposed new certificate of incorporation (the “Proposed Charter”) and bylaws (the “Proposed Bylaws”).

For	Against	Abstain
7,742,662	13,584	0

4. The Advisory Charter Proposals – To approve and authorize on a non-binding advisory basis, the following seven separate resolutions to approve material differences between the Proposed Charter and the Existing Governing Documents.

●	Advisory Charter Proposal 4A - to increase the authorized share capital of 10X II to 300,000,000 shares of common stock and 50,000,000 shares of preferred stock.

For	Against	Abstain
7,742,145	14,101	0

●	Advisory Charter Proposal 4B - to authorize the board of directors of AFRAG PubCo to issue any or all shares of AFRAG PubCo preferred stock subject to various terms and conditions.

For	Against	Abstain
7,732,988	23,258	0

●	Advisory Charter Proposal 4C - to permit removal of a director only for cause and only by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of voting stock of AFRAG PubCo.

For	Against	Abstain
7,733,338	22,908	0

●	Advisory Charter Proposal 4D - to provide that, subject to the rights of holders of any series of preferred stock, the number of directors will be fixed from time to time by a majority of the board of directors of AFRAG PubCo.

For	Against	Abstain
7,742,362	13,884	0

●	Advisory Charter Proposal 4E - to eliminate the ability of AFRAG PubCo stockholders to take action by written consent in lieu of a meeting.

For	Against	Abstain
7,733,123	22,773	350

●	Advisory Charter Proposal 4F - to provide that the Proposed Bylaws may be amended, altered, repealed or adopted either by the affirmative vote of a majority of the board of directors of AFRAG PubCo or by the approval of at least two-thirds of the voting power of all of the then-outstanding shares of voting stock of AFRAG PubCo.

For	Against	Abstain
7,742,347	13,899	0

●	Advisory Charter Proposal 4G - to provide that the Proposed Charter may be amended, altered, repealed or adopted by the approval of at least two-thirds of the voting power of all of the then-outstanding shares of voting stock of AFRAG PubCo for amendments for certain provisions of the Proposed Charter.

For	Against	Abstain
7,742,046	13,900	300

●	Advisory Charter Proposal 4H - to provide that the Court of Chancery for the State of Delaware will be the sole and exclusive forum for certain stockholder actions.

For	Against	Abstain
7,742,662	13,284	300

5. The Nasdaq Proposal – To approve and authorize, for the purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of shares of AFRAG PubCo common stock in connection with the Business Combination and the Standby Equity Purchase Agreement, plus any additional shares pursuant to subscription agreements 10X II or AFRAG may enter into prior to the closing of the Business Combination.

For	Against	Abstain
7,742,946	13,300	0

6. The Equity Incentive Plan Proposal – To approve and authorize the African Agriculture Holdings Inc. 2023 Incentive Plan.

For	Against	Abstain
7,742,396	13,850	0

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in 10X II’s definitive proxy statement/prospectus was not presented to shareholders.

Item 7.01 Regulation FD Disclosure.

On December 5, 2023, 10X II issued a press release announcing voting results relating to the Extraordinary General Meeting. A copy of the press release is being furnished herewith as Exhibit 99.1.

The information contained in this Current Report on Form 8-K pursuant to this Item 7.01, including the exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In connection with the Business Combination, public shareholders of 10X II received a right to redeem their Class A ordinary shares, par value $0.0001 per share (“Class A ordinary shares”), of 10X II for a pro rata portion of the funds in 10X II’s trust account (the “Trust Account”). The deadline to submit such redemptions was 5:00 p.m. Eastern time on December 1, 2023 (the “Redemption Deadline”), and no redemption reversal requests will be accepted following such Redemption Deadline.

As of the Redemption Deadline, 10X II received redemption requests for 1,857,033 Class A ordinary shares, representing 98.7% aggregate redemptions since 10X II’s initial public offering. 262,520 Class A ordinary shares held by public holders remain following the Redemption Deadline.

As a result, 10X II estimates that upon closing of the Business Combination, approximately $19,720,140.08 (approximately $10.62 per share) will be removed from the Trust Account to pay such redeeming holders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Press Release dated December 5, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

10X Capital Venture Acquisition Corp. II

Date: December 5, 2023	By:	/s/ Hans Thomas
	Name:	Hans Thomas
	Title:	Chief Executive Officer

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